Exhibit 32

Section 1350 Certifications

Certification pursuant to

18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Terra Media, Ltd. (the “Company”) on Form 10-QSB for the period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas P. Monahan, President, Secretary, Treasurer, Director, and Chief Financial Officer and Controller (Principal Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Date: November 5, 2007

/s/Thomas P. Monahan

Thomas P. Monahan

President, Secretary, Treasurer,

Director, and Chief Financial Officer

and Controller (Principal Accounting Officer)